COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
17.	COMMITMENTS AND CONTINGENCIES

From time to time, the Company contracts with third-party service providers to perform maintenance or overhaul activities on its off-lease aircraft.

In 2016, Fly entered into agreements with third-party lessors to guarantee the residual value of three aircraft subject to twelve-year leases (“RVGs”). Fly received residual value guarantee fees totaling $6.6 million, which are being amortized over a twelve-year period. The third-party lessors may exercise their rights under the RVGs by issuing a notice to Fly eleven months before each lease expiry date requiring Fly to purchase the aircraft on such date. The RVGs will terminate if not exercised accordingly. During each of the years ended December 31, 2018 and 2017, the Company recognized $0.6 million of income.

As of December 31, 2018, the Company had a commitment to sell 12 aircraft, nine of which have been sold subsequent to year end.

AirAsia Transactions

In connection with the AirAsia Transactions, the Company agreed to acquire Portfolio B, consisting of 21 Airbus A320neo family aircraft to be leased to the AirAsia Group as the aircraft deliver between 2019 and 2021. Additional cash consideration will be payable as each aircraft in Portfolio B is delivered. The Company also acquired options to purchase Portfolio C, which consists of 20 Airbus A320neo family aircraft, not subject to lease, which deliver from the manufacturer between 2019 and 2025. The Company did not exercise its options with respect to any of the Portfolio C aircraft delivering in 2019. The Company has options to purchase up to 17 Portfolio C aircraft delivering between 2020 and 2025.